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                                                                    EXHIBIT 10.7

                                 PROMISSORY NOTE


                                                            Nashville, Tennessee
$137,000,000.00                                                December 31, 1998

         FOR VALUE RECEIVED, undersigned, Correctional Management Services Corporation, a Tennessee corporation ("Maker"), as partial consideration for the transfer of certain non-real estate assets to Maker by Corrections Corporation of America, a Tennessee corporation ("CCA"), hereby promises to pay to the order of CCA and its successors and assigns the principal sum of One Hundred Thirty-Seven Million and No/100 Dollars ($137,000,000.00), plus interest at the rate of twelve percent (12.0%) per annum. In no event shall the interest rate charged herein exceed the maximum rate of interest permitted to be charged under the laws in effect from time to time.

         Payments of accrued interest shall be due and payable annually on each anniversary date of this Note with the first such payment being due on December 31, 1999. Beginning on the fifth (5th) anniversary date of this Note and continuing on each anniversary date thereafter, equal annual payments of principal shall be due and payable in an amount equal to one-sixth of the outstanding principal balance hereof on December 31, 2003 such that the principal balance thereof is amortized in six (6) equal annual payments. To the extent that the Maker generates available cash flow from operations in excess of amounts required to make payments under any bank credit facility obtained by the Maker, any such funds shall be used to prepay outstanding principal due under this Note, and the amortization schedule of this Note shall be adjusted accordingly. The entire remaining principal balance, together with all accrued and unpaid interest and all unpaid costs and expenses of CCA, shall be due and payable in full on December 31, 2008, without grace.

         Principal, interest and fees, if any, shall be payable in lawful money of the United States of America, to CCA at its main office or at such other location as CCA may designate in writing from time to time to Maker.

         Ten percent (10.0%) of the outstanding principal amount due under this
Note is personally guaranteed by Doctor R. Crants, Jr. pursuant to the terms of that certain Guarantee Agreement of even date herewith.

         In the event there is a default in the payment of any part of interest or principal in accordance with the terms hereof, or upon failure of the undersigned to keep and perform all the covenants, promises, agreements, conditions and promises of this Note; or if any obligor hereon makes a general assignment for the benefit of creditors, or files a voluntary petition in bankruptcy or a petition for reorganization under the bankruptcy laws; or if a petition in bankruptcy is filed against any obligor; or if a receiver or trustee is appointed for all or any part of the property and assets of any obligor; or should any levy, attachment or garnishment be issued, or any lien filed against the property of any obligor and not be satisfied or released within forty-five
(45) days after such filing; then, in any such case, the entire unpaid principal sum evidenced by this Note, together with all accrued interest, shall,


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at the option of any holder, without notice, become due and payable forthwith, and shall thereafter bear interest until paid at the highest rate of interest permitted to be charged under the laws in effect from time to time. Failure of the holder to exercise this right of accelerating the maturity of the debt, or indulgence granted from time to time, shall in no event be considered as a waiver of said right of acceleration or stop the holder from exercising said right. Notwithstanding anything herein to the contrary, the Maker shall have a period of twenty (20) days from the date of receipt of notice of a default to cure any such default.

         All persons or corporations now or at any time liable, whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, for themselves, their heirs, legal representatives and assigns, waive demand, presentment for payment, notice of dishonor, protest, notice of protest, diligence in collection, and all other notices or demands whatsoever with respect to this Note or the enforcement hereof, and consent that the time of said payments or any part thereof may be extended by the holder hereof, and assent to any substitution, exchange, or release of collateral permitted by the holder hereof, all without in any way modifying, altering, releasing, affecting or limiting their respective liability.

         The term "obligor," as used in this Note, shall mean all parties and each of them, directly or indirectly obligated for the indebtedness that this Note evidences, whether as principal, maker, endorser, surety, guarantor or otherwise.

         Time is of the essence in respect to this Note, and it is expressly understood and agreed by all parties hereto, including obligors, that if it is necessary to enforce payment of this Note through an attorney-at-law, or under advice therefrom, whether or not suit is brought, Maker or any obligor shall pay all costs of collection, including reasonable attorney's fees.

         This Note is intended as a contract and an obligation under the laws of the State of Tennessee and shall be construed and enforceable in accordance with the laws of said state.

         ALL INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND IS OTHERWISE SUBJECT TO THE TERMS OF, THE INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED AS OF DECEMBER 31, 1998, AS THE SAME MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME (THE "SUBORDINATION AGREEMENT"), BY AND AMONG CORRECTIONAL MANAGEMENT SERVICES CORPORATION, PRISON REALTY CORPORATION AND GENERAL ELECTRIC CAPITAL CORPORATION, AS AGENT FOR THE LENDERS UNDER THE SENIOR CREDIT AGREEMENT REFERRED TO IN THE SUBORDINATION AGREEMENT. THE TERMS OF THE SUBORDINATION AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS NOTE AS IF SET FORTH IN FULL HEREIN. BY MAKING AVAILABLE TO THE BORROWER THE INDEBTEDNESS EVIDENCED BY THIS NOTE (AND WHETHER OR NOT THE PROMISEE HAS



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EXECUTED AND DELIVERED THE SUBORDINATION AGREEMENT), THE PROMISEE HEREBY AGREES
THAT IT SHALL BE DEEMED TO HAVE EXECUTED AND DELIVERED THE SUBORDINATION AGREEMENT AND TO BE BOUND BY ALL THE TERMS OF THE SUBORDINATION AGREEMENT APPLICABLE TO THE "SUBORDINATED NOTEHOLDER" (AS DEFINED THEREIN). THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, ASSIGNED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS AND THE OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE SUBORDINATION AGREEMENT.


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         IN WITNESS WHEREOF, this Note has been duly executed by the undersigned as of the date first set forth above.


                                       CORRECTIONAL MANAGEMENT SERVICES
                                       CORPORATION


                                       BY:  /s/ Doctor R. Crants
                                            ------------------------------

                                       TITLE: Chief Executive Officer
                                              ----------------------------


STATE OF TENNESSEE
COUNTY OF DAVIDSON

         Before me, the undersigned, a Notary Public of the State and County aforesaid, personally appeared Doctor R. Crants, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be President and CEO of CORRECTIONAL MANAGEMENT SERVICES CORPORATION, the within named bargainor, a Tennessee corporation, and that he, as such President and CEO, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President and CEO.

         WITNESS my hand and official seal at office in Nashville, Tennessee, this 31st day of December, 1998.

                                       /s/ Aree H. Southall
                                       -----------------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

9/29/01
-----------------------------








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